    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 3, 1997



                                                      REGISTRATION NO. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                            WORLD COLOR PRESS, INC.
             (Exact name of registrant as specified in its charter)

                           DELAWARE                                                       37-1167902
               (State or Other Jurisdiction of                                         (I.R.S. Employer
                Incorporation or Organization)                                       Identification No.)

                           --------------------------

                           THE MILL                                                JENNIFER L. ADAMS, ESQ.
                     340 PEMBERWICK ROAD                                  EXECUTIVE VICE PRESIDENT, CHIEF LEGAL AND
                 GREENWICH, CONNECTICUT 06831                                ADMINISTRATIVE OFFICER AND SECRETARY
                        (203) 532-4200                                             WORLD COLOR PRESS, INC.
         (Address, Including Zip Code, and Telephone                                       THE MILL
         Number, Including Area Code, of Registrant's                                340 PEMBERWICK ROAD
                 Principal Executive Offices)                                    GREENWICH, CONNECTICUT 06831
                                                                                        (203) 532-4200
                                                                           (Name, Address, Including Zip Code, and
                                                                            Telephone Number, Including Area Code,
                                                                                    of Agent for Service)

                           --------------------------

                                   COPIES TO:

             STEVEN DELLA ROCCA, ESQ.                              MARK C. SMITH, ESQ.
                 LATHAM & WATKINS                        SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
           885 THIRD AVENUE, SUITE 1000                              919 THIRD AVENUE
             NEW YORK, NEW YORK 10022                            NEW YORK, NEW YORK 10022
                  (212) 906-1200                                      (212) 735-3000

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /


    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-35315


    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
-------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------


                        CALCULATION OF REGISTRATION FEE



                                                                         PROPOSED MAXIMUM    PROPOSED MAXIMUM       AMOUNT OF
                                                        AMOUNT TO        AGGREGATE PRICE        AGGREGATE          REGISTRATION
         TITLE OF SHARES TO BE REGISTERED            BE REGISTERED(1)      PER SHARE(2)     OFFERING PRICE(1)         FEE(2)
Common Stock, $0.01 Par Value.....................       575,000            $29.96875         $17,232,031.25        $5,221.83



(1) Includes shares which the Underwriters have the option to purchase to cover over-allotments, if any.



(2) Estimated solely for purposes of calculating the registration fee. Based on the average of the high and low prices for the last five days reported on the New York Stock Exchange pursuant to Rule 457(c) of the Securities Act of 1933, as amended.

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


    This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-35315) filed by World Color Press, Inc. (the "Company") with the Securities and Exchange Commission on September 10, 1997, as amended, which was declared effective on October 2, 1997, are incorporated herein by reference.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS.

    (a) Exhibits:

    The following exhibits are filed pursuant to Item 601 of Regulation S-K.


 EXHIBIT
   NO.                                                  DESCRIPTION
---------  ------------------------------------------------------------------------------------------------------
    +1.1   Form of Underwriting Agreement.
     3.1   Amended and Restated Certificate of Incorporation of World Color Press, Inc., incorporated by reference to Exhibit 3.1 to World Color's Registration Statement on Form S-1 (No. 33-99676) under the Securities Act.
     3.2   Amended and Restated By-Laws of World Color Press, Inc., incorporated by reference to Exhibit 3.2 to
             World Color's Annual Report on Form 10-K for the fiscal year ended December 29, 1996.
     4.1   Indenture (the "Indenture") between World Color and First Trust National Association, as trustee, relating to World Color's 9 1/8% Senior Subordinated Notes due 2003, incorporated by reference to
             Exhibit 4.1 to World Color's Annual Report on Form 10-K for the fiscal year ended December 26, 1993.
     4.2   Specimen of 9 1/8% Senior Subordinated Notes due 2003 (included in the Indenture incorporated by reference as Exhibit 4.1).
    *5.1   Opinion of Latham & Watkins regarding the legality of the securities being registered.
   *23.1   Consent of Deloitte & Touche LLP.
   *23.2   Consent of Latham & Watkins (included in Exhibit 5.1 hereto).
   *24.1   Powers of Attorney (included above the signature block to the Registration Statement).


------------------------

 *  Filed herewith.


+   Previously filed.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, State of Connecticut on October 3, 1997.


                                WORLD COLOR PRESS, INC.

                                BY:            /S/ JENNIFER L. ADAMS
                                     ------------------------------------------
                                                 Jennifer L. Adams
                                             EXECUTIVE VICE PRESIDENT,
                                     CHIEF LEGAL AND ADMINISTRATIVE OFFICER AND
                                                     SECRETARY

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Jennifer L. Adams, Robert
G. Burton and Thomas M. Pierno, and each one of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post effective amendments), and to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                       TITLE                         DATE
------------------------------------------------------  ---------------------------------  ----------------------

                          *                             Chairman of the Board of
     -------------------------------------------          Directors, President and Chief
                   Robert G. Burton                       Executive Officer (Principal
                                                          Executive Officer)
                          *                             President of Manufacturing and
     -------------------------------------------          Director
                  Michael W. Harris

                          *                             Executive Vice President, Chief
     -------------------------------------------          Financial Officer (Principal
                   Thomas M. Pierno                       Financial Officer and Principal
                                                          Accounting Officer)

                      SIGNATURE                                       TITLE                         DATE
------------------------------------------------------  ---------------------------------  ----------------------

                          *                             Group President, Sales and Chief
     -------------------------------------------          Operating Officer and Director
                    Marc L. Reisch

                          *                             Director
     -------------------------------------------
                 Gerald S. Armstrong

                          *                             Director
     -------------------------------------------
                 Dr. Mark J. Griffin

                          *                             Director
     -------------------------------------------
                   Henry R. Kravis

                          *                             Director
     -------------------------------------------
                 Alexander Navab, Jr.

                          *                             Director
     -------------------------------------------
                  George R. Roberts

                          *                             Director
     -------------------------------------------
                   Scott M. Stuart

                 /s/ JENNIFER L. ADAMS
         --------------------------------------
  *By:            As Attorney in Fact

                                 EXHIBIT INDEX


 EXHIBIT
   NO.                                                  DESCRIPTION
---------  ------------------------------------------------------------------------------------------------------
    +1.1   Form of Underwriting Agreement.
     3.1   Amended and Restated Certificate of Incorporation of World Color Press, Inc., incorporated by reference to Exhibit 3.1 to World Color's Registration Statement on Form S-1 (No. 33-99676) under the Securities Act.
     3.2   Amended and Restated By-Laws of World Color Press, Inc., incorporated by reference to Exhibit 3.2 to
             World Color's Annual Report on Form 10-K for the fiscal year ended December 29, 1996.
     4.1   Indenture (the "Indenture") between World Color and First Trust National Association, as trustee, relating to World Color's 9 1/8% Senior Subordinated Notes due 2003, incorporated by reference to
             Exhibit 4.1 to World Color's Annual Report on Form 10-K for the fiscal year ended December 26, 1993.
     4.2   Specimen of 9 1/8% Senior Subordinated Notes due 2003 (included in the Indenture incorporated by reference as Exhibit 4.1).
    *5.1   Opinion of Latham & Watkins regarding the legality of the securities being registered.
   *23.1   Consent of Deloitte & Touche LLP.
   *23.2   Consent of Latham & Watkins (included in Exhibit 5.1 hereto).
   *24.1   Powers of Attorney (included above the signature block to the Registration Statement).


------------------------

 *  Filed herewith.

+   Previously filed.